FERRELLGAS PARTNERS, L.P.
PROFORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 1994
(in thousands)
(unaudited)

                                                    PURCHASE
                                                     PRICE        OTHER          PARTNERSHIP
                        PARTNERSHIP                ALLOCATION     PRO FORMA      PRO FORMA
 ASSETS                 HISTORICAL     VISION     ADJUSTMENTS     ADJUSTMENTS    WITH VISION
 ----------            -----------     ------     -----------     -----------    -----------

Current Assets:

Cash and cash
 equivalents             $14,535      $   28                                      $ 14,563

Accounts and notes
 receivable               50,780       5,294                                        56,074

Inventories               43,562       6,535                                        50,097

Prepaid/refundable
 income taxes                          1,449      $ (1,449)(B)

Prepaid expenses and
 other current assets      2,042         462                                         2,504
                         -----------  ------      -----------      -----------   -----------
Total Current Assets     110,919      13,768        (1,449)                        123,238

Property, plant and      294,765      26,553        21,310 (A)                     342,628
 equipment

Intangible assets         63,291      21,723       (14,533)(A)(C)                   70,481

Other assets               8,218         906          (906)(B)                       8,218
                         -----------  ------      -----------      -----------   -----------
Total Assets            $477,193     $62,950       $ 4,422                        $544,565
                         ===========  ======      ===========      ===========   ===========



LIABILITIES AND
PARTNERS' CAPITAL
--------------------
Current Liabilities:
Accounts payable        $ 46,368     $ 9,405       $ 2,000 (D)                    $ 57,773

Other current
  liabilities             26,590          78                                        26,668

Short-term borrowing       3,000         489                                         3,489

Due to general
  partner/affiliate           13       4,259        (4,259)(B)                          13
                       -----------    ------       -----------      -----------   -----------
Total Current
  liabilities             75,971      14,231        (2,259)                         87,943

Long-term debt           267,062                                    $ 45,000 (F)   312,062

Other liabilities         11,528       2,950        (2,950) (B)                     11,528

Deferred taxes                                      10,400  (E)      (10,400)(E)

Minority interest          1,239                                          73 (G)     1,312

Stockholder's Equity/Partners' Capital:

Common stock                          67,092                         (67,092) (H)

Accumulated deficit                  (21,323)        6,777  (A)       22,092  (H)
                                                     4,854  (B)
                                                    (2,000) (D)
                                                   (10,400) (E)
Common unitholders        84,532                                       3,687  (G)   91,319
                                                                       3,100  (I)

Subordinated unitholder   99,483                                       3,468 (G)   102,951

General partner          (62,622)                                         72 (G)   (62,550)
                       -----------   -------      -----------       ------------   -----------
Total Stockholder's
  Equity/Partners'
  Capital                121,393     45,769          (769)          $(34,673)      131,720
                       -----------   -------      -----------       ------------   -----------
Total Liabilities
   and Stockholder's
   Equity/Partners'
   Capital             $ 477,193    $62,950       $ 4,422                         $544,565
                       ===========  ========      ===========       ============   ===========

FERRELLGAS PARTNERS, L.P

PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED JULY 31, 1994
(in thousands, except unit amounts)
(unaudited)

                                Historical
                              -------------------
                                                     PARTNER-
                                                     SHIP                         VISION
                              ELEVEN                 PRO       PARTNER-           PRO      PARTNER-
                              MONTHS    INCEPTION    FORMA     SHIP               FORMA    SHIP
                              ENDED     TO           ADJUST-   PRO                ADJUST-  PRO FORMA
                              6/30/94   7/31/94      MENTS     FORMA      VISION  MENTS    W/ VISION
                             --------  --------     --------   --------  -------- --------  --------
REVENUES:

Gas liquids and related
  product sales             $477,285   $ 22,411                $499,696  $ 57,337           $557,033

Other                         24,705      2,155                  26,860    10,899             37,759
                             --------   --------    --------   --------  -------- --------  --------
Total revenues               501,990     24,566                 526,556    68,236            594,792

Cost and expenses:
  Cost of product sold       256,095     13,211                 269,306    41,540            310,846

Operating                    135,058     10,078                 145,136    17,148 (2,026)(J) 160,258

Depreciation and
  amortization                26,452      2,383                  28,835     7,052 (3,441)(K)  32,446

General and                    8,923        935       $ 500(1)   10,358     5,683 (3,502)(L)  12,539
  administrative

Vehicle leases                 3,940        350                   4,290                        4,290
                             --------   -------    --------    --------  -------- --------   -----------

Total costs and expenses     430,468     26,957         500     457,925    71,423 (8,969)    520,379
                             --------   -------    --------    --------  -------- --------   -----------
Operating Income (loss)       71,522     (2,391)       (500)     68,631    (3,187) 8,969      74,413

Gain (loss) on disposal
  of assets                   (1,215)       (97)                 (1,312)      108             (1,204)

Interest income                3,599         73      (2,549)(2)   1,123       129              1,252

Interest expense             (53,693)    (2,662)     28,225 (3) (28,130)     (200)(1,954)(M) (30,284)

Minority interest-continuing                 51        (454)(4)    (403)             (39)(N)    (442)
  operations                --------    --------  ----------    --------  ------- --------    ----------

Earnings (loss) from          20,213     (5,026)     24,722      39,909    (3,150) 6,976      43,735
  continuing operations
  before income taxes
  and extraordinary item

Income tax expense             7,876                 (7,876)(5)
                             ---------   --------   ---------   ---------  ------ -------    -----------
Earnings (loss) from       $   12,337  $  (5,026)   $32,598      39,909    $(3,150) $6,976      43,735
continuing operations         ========   =========  =========   =========  ====== =======    ===========
before extraordinary item
item

General partner's interest                                          399                            437
in earnings from continuing                                     ---------                    -----------
operations

Limited partners'interest                                      $ 39,510                       $ 43,298
in earnings from continuing                                  =============                  ===========
operations

Earnings from continuing                                       $   1.29                       $   1.40
operations per limited partner                               =============                  ===========
unit

Weighted average number                                      30,693,721                     30,832,113
of limited partner units                                     ==============                 ============
outstanding

                 FERRELLGAS PARTNERS,  L.P.
    NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                        JULY 31, 1994
                         (UNAUDITED)

   On September 30, 1994, Ferrellgas, Inc. ("the General Partner or Ferrellgas" and Bell Atlantic Enterprises International, Inc. ("Bell") entered into a Stock Purchase Agreement (the "Agreement") pursuant to which Ferrellgas agreed to purchase all of the capital stock of Vision Energy Resources, Inc. ("Vision") from Bell for a cash purchase price of $45,000,000. This transaction was consummated on November 1, 1994.

   Prior to the acquisition, title to certain land owned by Vision was transferred to Bell Atlantic Ventures XXV, Inc. which is an indirect subsidiary of Bell Atlantic. In the Stock Purchase Agreement, Bell Atlantic retained all current and future environmental liabilities associated with this property. Therefore, no environmental claims were transferred to Ferrellgas, Inc., Ferrellgas Partners, L.P., and Ferrellgas, L.P.


   Immediately following the closing of the purchase of Vision, Ferrellgas (i) caused Vision and each of its subsidiaries to be merged into Ferrellgas (except for a trucking subsidiary which dividended substantially all of its assets to Ferrellgas) and (ii) transferred all of the assets of Vision and its subsidiaries at historical cost to Ferrellgas, L.P. (the "Operating Partnership"). In exchange, the Operating Partnership assumed substantially all of the liabilities, whether known or unknown, associated with Vision and its subsidiaries (excluding income tax liabilities). The liabilities assumed by the Operating Partnership included the obligations of Ferrellgas under a $45,000,000 loan agreement with Bank of America National Trust & Savings Association (BofA), pursuant to which Ferrellgas borrowed funds to pay the purchase price for Vision. The Operating Partnership repaid the loan immediately after the transfer of assets with funds borrowed under its Credit Facility. In consideration of the retention by Ferrellgas of the Vision income tax liabilities, Ferrellgas Partners, L.P. (the "Partnership") issued 138,392 Common Units to Ferrellgas. The purchase of Vision was structured as a purchase by Ferrellgas rather than the Partnership as the tax consequences of such a structure were more advantageous to the Partnership than other alternatives.

   The total purchase price recorded by the partnership is approximately $57,400,000 and is derived from the following
(i) cash purchase price of $45,000,000, in an agreed upon level (ii) deferred tax liability of approximately $10,400,000 which is retained by the General Partner, and
(iii)   additional  transaction  costs   estimated   to   be
approximately $2,000,000.

   The pro forma consolidated balance sheet is based on the historical financial position of the Partnership and Vision as of July 31, 1994. The pro forma consolidated statement of earnings for the fiscal year ended July 31, 1994 is derived from the historical statement of operations of the General Partner for the eleven months ended June 30, 1994 (the Predecessor) and the statement of operations of the Partnership for the one month ended July 31, 1994, and the statement of operations of Vision for the twelve months ended July 31, 1994.

   The following pro forma adjustments have been prepared as if the transactions effected for the acquisition of Vision had taken place on July 31, 1994, in the case of the pro forma consolidated balance sheet, or as of August 1, 1993, in the case of the pro forma consolidated statement of earnings for the fiscal year ended July 31, 1994. The adjustments are based upon currently available information and certain estimates and assumptions, and therefore the actual adjustments will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial information.

   (A) Reflects the allocation of the total purchase price from the acquisition of Vision. In addition, pursuant to the Agreement, Bell has guaranteed that Vision shall have a
minimum   level  of  working  capital  within  a  range   of
$2,250,000  to  $3,150,000 at the closing date.   Accordingly,
the purchase price is reconciled as follows (in thousands):


Allocation of purchase price:
Working capital:


     Cash................................................$     28
     Accounts and notes receivable.......................   5,294
     Inventories.........................................   6,535
     Prepaid expenses....................................     462
     Accounts payable....................................  (9,405)
     Other current liabilities...........................     (78)
     Short-term borrowings...............................    (489)
                                                          _________
                                                         $  2,347
     Pro  forma  working capital settlement from Bell....     --
                                                          _________

          Total  working capital guaranteed by Bell      $  2,347
                                                          _________
     Property, plant and equipment.......................  47,863
     Intangible assets....................................  7,190
                                                          _________
          Total purchase price to the Partnership........$ 57,400
                                                          =========

   (B) Reflects the elimination of certain assets and liabilities which were not conveyed or assumed by the Partnership.

   (C)  Reflects the elimination of Vision intangible assets
of  $21,723,000  consisting  of goodwill  and  other  assets
(consisting   primarily   of   non-compete   covenants   and
organization cost), offset by the allocation of the purchase price of $7,190,000 to intangible assets, as described in Note (A).

   (D)   Reflects  the  accrual  of  additional  transaction
costs,   included  in  the  purchase  price  allocation   as
described in Note (A).

   (E) Reflects the deferred taxes associated with the purchase price of the assets acquired over their respective income tax basis, which will not be assumed by the Partnership. Such liability is retained by the General Partner.

   (F) Reflects the assumption of long-term borrowings of $45,000,00 under the Credit Facility in connection with the acquisition of Vision by the General Partner.

   (G) Reflects the General Partner's contribution of $7,300,000 to the Partnership, representing the excess of historical cost of the assets over the liabilities conveyed and/or consideration received from the Partnership. The allocation to each partner is based on the relative partnership ownership percentages following the closing of the Vision acquisition as follows: (1) 1.01% minority interest to Ferrellgas, Inc. for its general partner interest in Ferrellgas, L.P., the Operating Partnership; (2) 0.99% general partner interest to Ferrellgas, Inc. as general partner of the Partnership (3) 45.26% limited partner interest in the Partnership to Common Unitholders; and (4) 52.74% limited partner interest in the Partnership to the Subordinated Unitholder.

   (H) Reflects the elimination of the capital stock and accumulated deficit of Vision following the acquisition by the General Partner.

   (I) Reflects the issuance of 138,392 Common Units at market value to the General Partner in connection with the conveyance of the assets and liabilities (except income tax liabilities) of Vision to the Partnership. The additional Common Units represents the net present value of the future tax liabilities to be paid by the General Partner.

   (J) Reflects operating expense savings of approximately $2,414,000 from the reduction of Vision staff and the consolidation of certain Vision retail marketing locations with existing Partnership retail marketing sites, offset by an increase in Partnership retail overhead expenses of $388,000.

   (K) Reflects a decrease in depreciation and amortization as a result of establishing new useful lives of the property, plant and equipment acquired from Vision, reduction in the amortization of intangible assets as described in Note (C), offset by the increase in depreciation from the increase in the cost of the property, plant and equipment to the Partnership.

   (L) Reflects the general and administrative savings of approximately $3,748,000 from the reduction of staff and closure of the Vision headquarters and elimination of corporate overhead allocation from Bell offset by an increase in Partnership administrative overhead expenses of $246,000.

   (M) Reflects the increase in interest expenses of approximately $2,109,000 related to the additional indebtedness of $45,000,000 under the Credit Facility at an effective interest rate of approximately 4.89%, offset by the elimination of interest expense from Bell credit line borrowings of approximately $155,000.

    (N) Reflects that portion of earnings from continuing operations allocated to the general partner for its ownership in the Operating Partnership.




  The following pro forma adjustments to the Partnership
 Pro Forma Consolidated Statement of Earnings have been prepared as if the transactions effected for the formation of the Partnership
(which was effective July 5, 1994) had taken place as of the beginning of the fiscal year ended July 31, 1994. The adjustments are based upon currently available information and certain estimates and assumptions, and therefore the actual adjustments will differ from the pro forma adjustments.
However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial information.

  (1) Reflects estimated incremental general and administrative costs (e.g. costs of tax return preparation and annual and quarterly reports to Unitholders, investor relations and registrar and transfer agent fees) associated with the Partnership.

  (2) Reflects the reduction of interest income to the Partnership as a result of the reduction in cash balances available for short-term investment opportunities.

  (3) Reflects the adjustment to interest expense resulting from the following transactions:

       (i) the retirement of $227,600,000 in aggregate principal amount of Existing Senior Notes and the related accrued interest of $6,051,000 and defeasance interest of $814,000, from the net proceeds from the sale by the Partnership of the Common Units and existing cash balances of the Partnership, and

        (ii) the net proceeds to the Partnership of approximately $244,250,000 from the issuance of $250,000,000 of Senior Notes, net of Underwriters' discount (estimated to be $5,000,000) and offering expenses (estimated to be $750,000) by the Partnership and the proceeds from term loan borrowings on the Partnership's Credit Facility of approximately
     $15,000,000.

  (4) Reflects that portion of earnings from continuing operations allocated to the general partner for its ownership in the Operating Partnership.

  (5) Reflects the elimination of the provision for current and deferred income taxes as income taxes will be borne by the partners and not the Partnership.